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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                                 June 24, 1996
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                       (Date of earliest event reported)


                   First Federal Bancshares of Arkansas, Inc.
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             (Exact name of registrant as specified in its charter)


Texas                                     0-28312                     71-0785261
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(State or other jurisdiction        (Commission File Number)          (IRS Employer
of incorporation)                                                    Identification No.)



200 West Stephenson, Harrison, Arkansas                                72602
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(Address of principal executive offices)                             (Zip Code)


                                (501) 741-7641
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              (Registrant's telephone number, including area code)


                                Not Applicable
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  (Former name, former address and former fiscal year, if changed since last report)





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ITEM 5.   OTHER EVENTS

     On June 24, 1996, First Federal Bancshares of Arkansas, Inc. (the "Company") reported that Dr. Ross E. Fowler submitted his resignation from the Board of Directors of both the Company and its wholly-owned subsidiary, First Federal Bank of Arkansas, FA. Dr. Fowler resigned from such positions for health reasons. The press release attached hereto as Exhibit 99 is incorporated herein by reference.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     The following exhibit is included herewith:

              Exhibit Number                     Description
              --------------                -------------------
                  99                        Press Release dated
                                            June 24, 1996





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  FIRST FEDERAL BANCSHARES OF ARKANSAS, INC.



Date:  July 3, 1996               By:      /s/ Tommy W. Richardson
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                                           Tommy W. Richardson
                                           Senior Vice President





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